UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-21955

Stewart Capital Mutual Funds
800 Philadelphia Street
Indiana, PA 15701

 (Address of principal executive offices)

Malcolm Polley
Stewart Capital Advisors LLC
800 Philadelphia Street
 Indiana, PA 15701

(Name and address of agent for service)

Copies to:
JoAnn M. Strasser
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Registrant's telephone number, including area code: (724) 465-1443

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Stewart

CAPITAL

MID CAP FUND

SEMI-ANNUAL REPORT 6•30•15

Table of Contents

Letter to Shareholders	1
Expense Example	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Additional Information	21
Privacy Notice	22

Investment Products Offered

Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

1

Dear Fellow Shareholder,

Where does one turn for reassurance? It is becoming more difficult to answer this question. At the beginning of the year, I was concerned about prospects for equity returns after three years of double-digit growth in equity markets. I remain so. Granted, the general direction of the market remains up as the year has progressed, despite some swoons in broad market indices.

In my last letter, I commented that investors had some valid reasons to worry about a market decline, but explained that excessive fear, in our opinion, was not warranted. However, our outlook has weakened.

This financial landscape reminds me of the infamous comment from former United States Secretary of Defense Donald Rumsfeld. Mr. Rumsfeld quotes himself at papers.rumsfeld.com:

Reports that say something hasn’t happened are always interesting to me because, as we know, there are known knowns: there are things we know we know. We also know there are known unknowns; that is to say we know there are some things [we know] we do not know. But there are also unknown unknowns – the ones we don’t know we don’t know…it is the latter category that tends to be the difficult one.

The market is considered a discounting mechanism, so the known knowns already are reflected in security prices – because we know what is happening or what potentially will happen. Even known unknowns are reflected in security prices – because we can determine through probabilities likely outcomes of possible scenarios. What cannot be discounted or reflected are the unknown unknowns – the things we do not know that we do not know.

As examples, concerns about whether Greece will accept continuing austerity measures as the price to pay for receiving European monetary aid, worries about whether Greece will stay in the European Union, and anxieties about the reach of ISIS/ISIL are not new issues. While they certainly have influenced the market thus far in 2015, we believe these issues won’t cause major market disruption. They are known; therefore, they have been largely discounted into security prices already.

The biggest impact on the market will be the surprises that are not yet factored into pricing – surprises because they currently are unknown issues. In the following commentary, I will attempt to lay some concerns to rest because, I believe, they are known knowns. I also will discuss some potential unknown unknowns that have caused us to have a more cautious outlook.

The Economy

Quantitative easing is in maintenance mode. Focus this year has been on Janet Yellen, chair of the board of governors of the Federal Reserve System, regarding when the Federal Open Market Committee will move away from a zero interest rate environment. As I have said before, waiting for rates to rise is likely to lead to disappointment. Indeed, after the relatively torrid pace of growth in the second and third quarters of 2014, economic activity has slowed precipitously – dipping into negative territory in

2

the first quarter of this year. As I write this letter, it is too early to know how well the economy fared in the second quarter; but estimates are for 2.5% growth. Interestingly, this is roughly equal to estimates (hopes?) for the full year.

Among the known knowns for the economy is the fact that we are at the end of an interest rate cycle. The Fed will begin increasing rates – at some point. We believe that this notion is factored into the market. The known unknowns include the pace of consumer spending both domestically and globally – particularly within the Eurozone, the effects of the slowing Chinese economy, the continuing supply/demand imbalance for oil and natural gas and the impact of disruptions caused by various geopolitical events (Greece, ISIS/ISIL, Putin, Iran, etc).

From an economic perspective, the potential for China to devalue its currency causes concern. History shows us the problems that might be created. The Asian Contagion of the mid-1990s began in a relatively benign manner. The United States was recovering from recession, and the Fed began raising interest rates to fight inflation. China devalued its renminbi, creating a trade imbalance with the Asian Tigers – Indonesia, Malaysia, the Philippines, Singapore, and Thailand. As the dollar rose due to higher short-term interest rates, Asian goods became more expensive. This reduced economic growth rates for that region and strained currencies pegged to the dollar. The first domino of the economic crisis fell when Thailand could no longer support the dollar peg and devalued the bhat.

The dollar has the potential to strengthen…will China devalue its currency as its economy slows? The answer is an unknown. What is unknowable is the economic fallout should this occur. We do know that global central banks no longer have the flexibility within monetary policies to deal effectively with a broad based economic slowdown. It keeps me up at night thinking about the possible global fallout should China devalue.

Market Overview

As reported by Bloomberg Professional Services, from January through June 2015 the price to earnings (PE) multiple for the S&P 500® Index expanded from 15½ to 16½ times expected earnings; and the multiple continues to expand. At the time of writing this letter, we now stand at just over 17 times expected earnings – a level indicating a less than 6% earnings yield for the equity market. PE multiples in other parts of the equity market provide no relief. At the time of writing this letter, the multiple for the S&P MidCap 400® Index is more than 19 times earnings, and it is more than 25 times earnings for the Russell 2000 Index.

Bloomberg Professional also reports that earnings per share (EPS) are expected to grow approximately 8.5% over the next 12 months. This expectation is about 1.5% over year-end projections, but it is due to higher expectations for earnings growth in the first half of 2016 – when comparisons will be relatively easier. Perhaps more telling is that the earnings growth estimate for the 12 months after mid-2016 is less than 7%. It should come across loud and clear that corporate earnings have likely peaked and growth rates are not likely to accelerate any time soon. Unless corrected, stock prices are likely to remain expensive for the foreseeable future.

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During the first six months of 2015, the S&P MidCap 400® Index ended up 4.20%, putting mid-cap stocks near the middle of the equity pack in terms of returns. The NASDAQ Composite Index led the pack, up 5.99%. The MSCI EAFE Index of international stocks followed closely behind with a return up 5.52%. Small-cap stocks were a mixed bag. The Russell 2000 Index was up 4.75%; the S&P SmallCap 600® Index lagged mid-cap stocks with its 4.16% return. The S&P 500® Index was farthest behind, returning only 1.23%.

Within the S&P MidCap 400® Index, sectors that led performance were healthcare (up 16.49%), technology (up 7.07%) and consumer discretionary (up 5.00%). All other sectors lagged the index with the worst performance coming from utilities (down 11.55%), energy (down 2.66%), materials (down 2.10%) and telecommunications (down 0.11%).

Fund Performance

The Stewart Capital Mid Cap Fund returned 4.11% for the six months ended June 30, 2015, underperforming the S&P MidCap 400® Index (up 4.20%) and outperforming the Russell Midcap® Value Index (up 0.41%).

Our performance stumbled out of the gate to 2015 and fell behind our benchmarks early. Results kept gaining ground as the year progressed, first catching and exceeding the Russell Midcap® Value Index and then closing in on the S&P MidCap 400® Index.

For business perspective investors like us, high stock prices mean that we must work extra hard to find companies with whom we would like to partner. Often, this results in investing in companies that are misunderstood by the marketplace. A misunderstanding can result in pricing inefficiency providing opportunity to become owners at an attractive price. In more rational markets, where prices are not as extended, we are able to buy not only good businesses that are misunderstood but also good businesses that are well understood.

Investing in misunderstood companies can result in attractive returns, but it also can create downward volatility. Because we believe we understand more than the general market does about our misunderstood choices, we often use downward volatility to increase our investment. You can see this in our sector allocations – for us, sector allocation is purely a byproduct of our security selection. We are overweight three of the four underperforming sectors within the benchmark. In all three cases – energy, materials and telecommunications – our investment selections outperformed not only the sector, but also the benchmark.

Although we have reduced our energy exposure substantially, we continue to be slightly overweight when compared to the S&P MidCap 400® Index. Due to the contribution from HollyFrontier Corporation, which was up nearly 16% for the six-month period ended June 30, 2015, our energy holdings rose more than 8% for the same period.

We have focused on agriculture related industries, particularly fertilizer, in the materials sector. While materials were negative within the S&P MidCap 400® Index, our fertilizer names were up approximately 20%. FMC Corporation dragged on results, but this was not enough to keep this sector from being a bright spot.

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Unlike the S&P MidCap 400® Index, our results in telecommunications also were bright for the first half of 2015. Skyworks Solutions, Inc. returned more than 43% and contributed to the more than 20% return for the sector in comparison to a small loss for the sector in the S&P MidCap 400® Index.

Technology, one of the market’s bright spots, was not bright for us. We are underweight technology because, in our view, there is a dearth of quality companies at attractive prices. Only one of our names showed a very modest positive return. Our investment in storage company Western Digital Corporation suffered a more than 28% decline. Near the end of the second quarter, we added two new names, but we have not owned them long enough to materially impact fund performance.

We remain substantially underweight financials in relation to the S&P MidCap 400® Index as we continue to believe financial companies will find it hard to generate sustainable earnings growth. In general, we like the industry – especially insurance; but we prefer to stand on the sidelines at the bottom of a secular interest rate cycle and amid ongoing regulatory pressures on capital requirements. AmTrust Financial Services, Inc., an insurance business, rose more than 17% year to date.

American Eagle Outfitters, Inc., one of 2014’s laggards, has been a success for the first half of 2015 as it returned more than 24%. This return, combined with the more than 29% return provided by GameStop Corporation, made the consumer discretionary sector a solid contributor to fund performance.

Myriad Genetics, Inc. was a strong contributor to performance in 2014, so we are not surprised that it has taken a rest. Performance is basically flat year to date. On the other hand, our healthcare holding Masimo Corporation rose more than 47% through the end of June.

In comparison to past years, we have been trading very actively. We said good-bye to longtime holding Matthews International Corporation in January and sold Alliance Data Systems Corporation subsequent to its acquisition of Conversant, Inc. We sold Southern Copper Corporation, another long-term holding, in February as we do not see near-term improvement in global commodities pricing. Near the end of June, we also sold Varian Medical Systems, Inc. as we became convinced that the potential we previously saw in the company simply isn’t going to materialize.

Every once in a while, a company does something that has us smacking our heads and saying, “What in the world were you thinking!?” This is the case when The J.M. Smucker Company acquired pet food company Big Heart Pet Brands. Initially, we received shares of Smucker when it acquired the Jif peanut butter brand from The Procter & Gamble Company approximately a decade ago. We loved the acquisitions of coffees, pancake mixes, etc.; and we think the company has done a great job managing the business. However, acquiring pet foods makes The J.M. Smucker Company look more like a Unilever N.V. or a Procter & Gamble – businesses with growth limited by growth of the global economy. We understand the capital returns may seem to make sense in relation to the cost of acquiring Meow Mix®, Milk-Bone® and Kibbles ‘n Bits®; but we believe the company’s growth rate will decline to a trend in low single digits. This is not attractive for the Fund, and we sold the holding shortly after the acquisition was announced.

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We invested in four new partners since the beginning of 2015, Tetra Tech, Inc., PAREXEL International Corporation, LifeLock, Inc. and SolarWinds, Inc. At its core, Tetra Tech is an engineering company – one that is focused on water. The company is a great way to invest in changing global demographics and the increasing need for and the declining availability of clean, drinkable water.

We believe biotech holds a significant amount of promise in general terms, but it is difficult to predict the winners and losers. Our approach to finding interesting companies in this space was to remember that during the gold rush era those who sold picks and shovels were the ones who made money. So, we turned our attention from the biotech prospectors to the picks and shovels providers; and we found PAREXEL, a contract research organization (CRO). With the rising costs and the low success rates of basic research, it makes sense to us that more firms will turn to CROs in order to lower development risk for drug ideas. In our minds, PAREXEL offers the broadest set of services supporting clinical development – services the company uses internally and sells to other CROs. PAREXEL has a longer track record than its competitors. It also has a global footprint, allowing the company to conduct clinical trials in many locations and under differing regulatory authorities at the same time.

Data security and integrity have become extremely important and have attracted our interest for some time. Historically, we focused on data protection within computer systems. However, we became increasingly interested in finding investments that address the need for personal data security as personal records are at risk through hacking, phishing and other means. While not without controversy, we believe LifeLock is the best way to invest in the growing need to protect personal data. LifeLock has been embroiled in discussions with the Federal Trade Commission (FTC) over early claims that the company’s services made personal data completely safe. Its advertising featured company founder, Todd Davis, revealing his social security number and inviting attempts to steal his identity. As it turned out, numerous attempts were successful. In our view, it may not be possible to safeguard personal data completely. What is likely to be more important will be to know when something has happened and to be able to take corrective action in a timely manner. We believe LifeLock offers consumers cost effective services to protect themselves.

It may sound like some futuristic space thing, but SolarWinds is an information technology (IT) company that designs and sells IT performance and monitoring services to enable IT professionals to monitor performance of computer networks. Like the warning lights on the dashboard of a car, the monitoring services will indicate how things are working without forcing changes. Investing in SolarWinds is a pure play allowing us to participate in the continued growth of and need to monitor computer networks. Because the company generates only 27% of its revenues outside of the United States, we feel SolarWinds has significant opportunities to grow its international business. The company has had some bumps that we believe are misunderstood, and we feel it is an excellent addition to the Fund.

Strategy Overview

As I state in each of my letters, our strategy does not change. We intend to find good companies at attractive prices with whom we expect to partner for a long time. We are driven not by short-term tactical sector allocation decisions, but by stock selection. Stewart Capital seeks methods to identify opportunities that we believe are most likely to produce long-term success.

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We also believe it is important to assess potential opportunity in the context of potential risk. We continue to seek investment opportunities we believe others have overlooked and/or misunderstood because we believe the risks we take in those companies are likely to be rewarded. Business valuation remains the sole focus as we evaluate potential risk and potential reward of any investment.

Thank you for your continued confidence. As always, we will strive to meet your investment needs, and I welcome any questions you might have. You may reach me at 877.420.4440 or at stewartcap@umb.com.

Sincerely,

Malcolm E. Polley, CFA
President and Chairman of the Board of Trustees
Stewart Capital Funds
June 2015

The views and opinions in this report were current as of June 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Adviser reserves the right to change its views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Fund portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this report. Please see the prospectus for a discussion of the risks related to investing in the Fund.

The Fund invests primarily in undervalued mid-cap stocks and therefore is subject to the possibility that value stocks or mid-cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Because the Fund invests in a relatively limited number of securities, it may present greater risk than a more broadly diversified portfolio. It is not possible to invest directly in an index.

7

Expense Example For the six months ended June 30, 2015 (Unaudited)

As a shareholder of the Stewart Capital Mid Cap Fund (the “Fund”), you incur ongoing costs which typically consist of management fees, distribution and service (12b-1) fees, and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee charged by the intermediary. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs or costs associated with investing through a financial intermediary were included, your costs would have been higher.

Stewart Capital Mid Cap Fund	Beginning account value 1/1/15	Ending account value 6/30/15	Expenses paid during period 1/1/15-6/30/15[1]
Actual	$1,000.00	$1,041.10	$6.07
Hypothetical (5% return before expenses)	1,000.00	1,019.05	6.01

[1]	Expenses are equal to the Fund’s annualized expense ratio (1.20%), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the one-half year period).

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Stewart Capital Mid Cap Fund
Schedule of Investments June 30, 2015 (Unaudited)

COMMON STOCKS 88.9%	Shares	Value
Capital Goods 15.5%
AECOM *	129,700	$4,290,476
Cummins, Inc.	14,907	1,955,649
EMCOR Group, Inc.	84,916	4,056,437
Itron, Inc. *	68,895	2,372,744
Triumph Group, Inc.	54,211	3,577,384
		16,252,690
Commercial & Professional Services 1.6%
Tetra Tech, Inc.	64,854	1,662,857
		1,662,857
Consumer Durables & Apparel 3.4%
Polaris Industries, Inc.	24,315	3,601,295
		3,601,295
Consumer Services 2.6%
LifeLock, Inc. *	164,541	2,698,472
		2,698,472
Diversified Financials 2.2%
Federated Investors, Inc. - Cl. B	69,309	2,321,158
		2,321,158
Energy 6.0%
HollyFrontier Corp.	66,447	2,836,622
Whiting Petroleum Corp. *	102,955	3,459,288
		6,295,910
Health Care Equipment & Services 1.6%
Masimo Corp. *	43,942	1,702,313
		1,702,313
Insurance 4.2%
AmTrust Financial Services, Inc.	66,508	4,356,939
		4,356,939
Materials 6.0%
CF Industries Holdings, Inc.	54,185	3,483,012
FMC Corp.	52,882	2,778,949
		6,261,961

See Notes to Financial Statements.

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Schedule of Investments (continued) (Unaudited)

COMMON STOCKS 88.9% (CONTINUED)	Shares	Value
Media 2.1%
Meredith Corp.	42,932	$2,238,904
		2,238,904
Pharmaceuticals, Biotechnology & Life Sciences 5.2%
Myriad Genetics, Inc. *	93,621	3,182,178
PAREXEL International Corp. *	34,614	2,226,026
		5,408,204
Retailing 5.5%
American Eagle Outfitters, Inc.	137,833	2,373,484
GameStop Corp. - Cl. A	77,887	3,346,026
		5,719,510
Software & Services 7.6%
NeuStar, Inc. - Cl. A *	138,570	4,047,630
SolarWinds, Inc. *	59,142	2,728,220
Web.com Group, Inc. *	47,075	1,140,157
		7,916,007
Technology Hardware & Equipment 12.1%
F5 Networks, Inc. *	29,200	3,514,220
Flextronics International Ltd. *	284,680	3,219,731
Tech Data Corp. *	55,971	3,221,691
Western Digital Corp.	34,660	2,718,037
		12,673,679
Telecommunication Services 6.9%
j2 Global, Inc.	49,553	3,366,631
Skyworks Solutions, Inc.	37,180	3,870,438
		7,237,069
Transportation 2.5%
Kirby Corp. *	33,531	2,570,487
		2,570,487
Utilities 3.9%
AGL Resources, Inc.	51,080	2,378,285
ONEOK, Inc.	43,234	1,706,878
		4,085,163

Total Common Stocks (Cost $75,640,687)		93,002,618

See Notes to Financial Statements.

10

Schedule of Investments (continued) (Unaudited)

LIMITED PARTNERSHIP INTEREST 3.9%	Shares	Value
Materials 3.9%
Terra Nitrogen Co., LP	33,093	$4,007,231
Total Limited Partnership Interest (Cost $4,315,920)		4,007,231

SHORT TERM INVESTMENT 6.1%
Federated Prime Obligations Fund, 0.07% **	6,410,622	6,410,622
Total Short Term Investment (Cost $6,410,622)		6,410,622

Total Investments 98.9% (Cost $86,367,229)		103,420,471
Other Assets less Liabilities 1.1%		1,161,100
Net Assets 100.0%		$104,581,571

*	Non-income producing

**	Represents 7-day effective yield as of June 30, 2015.

Sector Breakdown(1) June 30, 2015 (Unaudited)
(based on total investments)

Utilities (2.3%)
Short Term Investment (6.2%)
Materials (9.9%)
Information Technology (26.9%)
Consumer Discretionary (13.8%)
Energy (7.7%)
Financials (6.5%)
Health Care (6.9%)
Industrials (19.8%)

(1)

Sector weightings represent the percentage of the Fund’s investments in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities 6/30/15 (Unaudited)

Assets:
Investments at value (cost $86,367,229)	$103,420,471
Receivable for fund shares sold	39,553
Receivable for investments sold	5,065,322
Dividends and interest receivable	44,695
Prepaid expenses	31,145
Total assets	108,601,186

Liabilities:
Due to investment adviser (See Note 4)	48,186
Payable for investments purchased	3,830,054
Payable for fund shares redeemed	77,390
Accrued audit fees	8,678
Accrued administration expense (See Note 5)	8,572
Accrued shareholder servicing fees	11,434
Accrued 12b-1 fees (See Note 4)	19,618
Accrued custodian expense	4,261
Accrued printing expense	10,715
Other payables	707
Total liabilities	4,019,615
Net Assets	$104,581,571

Net Assets Consist of:
Capital Stock	$82,465,809
Accumulated net investment income	101,135
Accumulated net realized gains	4,961,385
Net unrealized appreciation on investments	17,053,242
Total Net Assets	$104,581,571

The Pricing of Shares:
Net asset value, offering and redemption price per share
($104,581,571 divided by 6,257,834 shares outstanding, no par value, unlimited shares authorized)	$16.71

See Notes to Financial Statements.

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Statement of Operations Six month period ended 6/30/15 (Unaudited)

Investment Income:
Dividend income	$693,379
Interest income	1,374
Total Investment Income	694,753

Expenses:
Investment advisory fees (See Note 4)	346,278
12b-1 fees (See Note 4)	123,670
Administration and accounting fees (See Note 5)	49,468
Shareholder servicing fees	33,026
Professional fees	19,929
Federal and state registration fees	18,085
CCO fees	17,852
Trustees' fees (See Note 8)	17,852
Reports to shareholders	13,024
Custody fees	12,615
Insurance expense	9,759
Miscellaneous costs	6,808
Total expenses before waivers	668,366
Expense waivers (See Note 4)	(74,748)
Net Expenses	593,618
Net Investment Income	101,135

Realized and Unrealized Gain on Investments:
Net realized gain on investments	3,455,043
Change in net unrealized appreciation on investments	397,807
Net realized & unrealized gain on investments	3,852,850
Net Increase in Net Assets Resulting From Operations	$3,953,985

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Six month period Ended 6/30/15 (Unaudited)	Year Ended 12/31/14
Operations:
Net investment income	$101,135	$265,058
Net realized gain on investments	3,455,043	7,180,671
Change in unrealized appreciation on investments	397,807	584,532
Net increase in net assets resulting from operations	3,953,985	8,030,261

Distributions Paid From:
Net investment income	—	(63,408)
Net realized gains	—	(7,474,279)
Total distributions	—	(7,537,687)

Capital Share Transactions:
Proceeds from shares sold	14,872,987	52,575,336
Proceeds from reinvestment of distributions	—	5,483,815
	14,872,987	58,059,151
Payments for shares redeemed	(9,664,331)	(29,216,548)
Net increase from capital share transactions	5,208,656	28,842,603

Total Increase in Net Assets	9,162,641	29,335,177

Net Assets:
Beginning of period	95,418,930	66,083,753
End of period (including undistributed net investment income of $101,135 and $0, respectively)	$104,581,571	$95,418,930

Transactions in Shares:
Shares sold	895,941	3,085,972
Issued in reinvestment of distributions	—	339,345
Shares redeemed	(584,153)	(1,734,085)
Net increase	311,788	1,691,232

See Notes to Financial Statements.

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Financial Highlights

For a Fund share outstanding throughout each period	Six month period Ended 6/30/15 (Unaudited)		Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10
Net asset value, beginning of period	$16.05		$15.53	$12.94	$11.59	$11.83	$9.27

Income from investment operations:
Net investment income	0.02		0.04	0.02	0.07	0.04	0.02
Net realized and unrealized gain (loss) on investments	0.64		1.82	3.30	1.78	(0.11)	2.55
Total from investment operations	0.66		1.86	3.32	1.85	(0.07)	2.57

Less distributions:
From net investment income	—		(0.01)	—	(0.08)	—	—
Return of capital	—		—	—	—	—	(0.01)
From net realized gains	—		(1.33)	(0.73)	(0.42)	(0.17)	—
Total distributions	—		(1.34)	(0.73)	(0.50)	(0.17)	(0.01)
Net asset value, end of period	$16.71		$16.05	$15.53	$12.94	$11.59	$11.83

Total Return	4.11	%**	11.94%	25.68%	16.08%	(0.62)%	27.80%

Supplemental data and ratios:
Net assets, end of period (000s)	$104,582		$95,419	$66,084	$38,819	$28,968	$27,425
Ratio of net expenses to average net assets	1.20	%*	1.20%	1.28%	1.50%	1.50%	1.50%
Ratio of expenses before waivers to average net assets	1.35	%*	1.41%	1.55%	1.81%	1.95%	2.16%
Ratio of net investment income to average net assets	0.20	%*	0.34%	0.16%	0.60%	0.39%	0.24%
Ratio of net investment income (loss) before waivers to average net assets	0.05	%*	0.13%	(0.11)%	0.29%	(0.06)%	(0.42)%
Portfolio turnover rate	19.40	%**	35.81%	35.48%	26.40%	31.97%	48.36%

*	Annualized.
**	Not annualized.

See Notes to Financial Statements.

15

Notes to Financial Statements June 30, 2015 (Unaudited)

1. Organization

Stewart Capital Mutual Funds (the “Trust”) was organized on September 22, 2006 as a Delaware business trust and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified open-end investment management company which seeks long-term capital appreciation. The Trust currently consists of one investment portfolio: Stewart Capital Mid Cap Fund (the “Fund”). Stewart Capital Advisors, LLC (the “Adviser”) is the Fund’s investment adviser. The Fund commenced investment operations at the close of business on December 29, 2006.

2. Significant Accounting Policies

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation ■ In determining the Net Asset Value (“NAV”) of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the average of the current bid and asked prices on such exchanges. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market. Short-term securities having a maturity of 60 days or less may be valued at amortized cost, which approximates market value. Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its NAV per share.

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GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stocks, limited partnerships and short-term investments ■ Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2. Investments in mutual funds, including money market funds, are valued at the ending net asset value provided by the funds, and generally classified as a Level 1 investment. Short-term investments may be valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015:

Investments in Securities
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks*	$93,002,618	$—	$—	$93,002,618
Limited Partnership Interest*	4,007,231	—	—	4,007,231
Short Term Investment	6,410,622	—	—	6,410,622
Total	$103,420,471	$—	$—	$103,420,471

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

U.S. GAAP requires the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the period ended June 30, 2015, there were no transfers in or out of Level 1, Level 2 and Level 3. The Fund did not hold any Level 2 or Level 3 securities during the period ended June 30, 2015. It is the Fund’s policy to recognize transfers in and out of all Levels at the end of the reporting period.

Federal Income Taxes ■ It is the Fund’s policy to continue to meet the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2011-2014, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the taxable year ended December 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Securities Transactions and Investment Income ■ Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income and

18

amortization are recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of the relevant investment security and thus may impact unrealized appreciation or depreciation of the investment security and the realized gain or loss on its disposition.

Distributions to Shareholders ■ Dividends from net investment income, if any, are generally declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The tax character of distributions made during the year from net investment income or net realized gain may differ from those determined for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. Investment Transactions

Purchases and sales of securities by the Fund, excluding short-term investments, for the period ended June 30, 2015 were $19,832,923 and $18,149,238 respectively.

4. Investment Advisory Agreement and Distribution Plan

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.70% for the services provided by the Adviser. The Adviser has contractually agreed to limit the annual operating expenses of the Fund (exclusive of certain non-operating expenses and expenses of underlying funds) to 1.20% through April 30, 2016, subject to later reimbursement by the Fund in certain circumstances (“the Expense Limitation Agreement”). The Expense Limitation Agreement renews automatically for successive one-year periods, subject to approval by the Fund’s Board of Trustees. During the period ended June 30, 2015, the Adviser waived investment advisory fees for the Fund of $74,748 under the Expense Limitation Agreement. While the Expense Limitation Agreement is in effect, the Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated expense limitations in place at the time of recoupment. During the period ended June 30, 2015, the Adviser did not recoup any expenses. At June 30, 2015, $108,332 is subject to recoupment through December 31, 2015, $147,984 through December 31, 2016, $163,565 through December 31, 2017 and an additional $74,748 through June 30, 2018, to the extent the Expense Limitation Agreement is still in effect.

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a combined distribution and shareholder servicing plan which permits the Fund to pay for certain expenses associated with the distribution of its shares and for services provided to its shareholders. Under the Plan, the Fund may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of the Fund. During the period ended June 30, 2015, the Fund incurred distribution expenses of $123,670.

19

5. Administration Agreements

The Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”). Under the terms of the Agreement, UMBFS provides non-investment-related administrative services for the Fund. UMBFS supervises the preparation of tax returns, reports to shareholders, reports to and submits filings to the SEC and state securities commissions, calculates the daily NAV per share and maintains the financial books of the Fund. For these services, UMBFS receives fees computed at an annual rate of the daily net assets of the Fund, subject to a minimum annual contractual fee. In addition, the Fund reimburses UMBFS for certain out-of-pocket expenses incurred by UMBFS in obtaining valuations of such Fund’s portfolio securities and other expenses.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of June 30, 2015, Charles Schwab & Co. Inc. , for the benefit of its customers, owned 45.53%, respectively, of the Fund and as such may be deemed to control the Fund.

7. Federal Income Tax Information

At December 31, 2014, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$78,822,511
Gross Unrealized Appreciation	$20,937,515
Gross Unrealized Depreciation	(4,376,107)
Net Unrealized Appreciation	$16,561,408

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales, investments in limited partnerships and return of capital distributions from certain investments.

As of December 31, 2014 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$348,741
Undistributed long-term gains	1,251,628
Tax accumulated earnings	1,600,369
Unrealized appreciation on investments	16,561,408
Total accumulated earnings	$18,161,777

20

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$1,162,105	$303,871
Long-term capital gains	6,375,582	2,719,503
Total Distributions	$7,537,687	$3,023,374

8. Officers and Trustees

Certain officers or trustees of the Trust are also officers or trustees of the Adviser. During the period ended June 30, 2015, the Fund incurred $17,852 in Chief Compliance Officer fees and $17,852 in trustee fees for its unaffiliated trustees. The trustee fees are paid in shares of the Fund valued at the time of payment.

9. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Adviser, the Fund expects the risk of loss to be remote.

10. Subsequent Event Disclosure

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

21

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (toll-free) 877.420.4440 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. A report on “Form N-PX” of how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, is available without charge, upon request, by calling (toll-free) 877.420.4440 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

22

PRIVACY NOTICE
FACTS	WHAT DOES STEWART CAPITAL MUTUAL FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Stewart Capital Mutual Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Stewart Capital Mutual Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call (877) 420-4440

23

Who we are
Who is providing this notice?	Stewart Capital Mutual Funds

What we do
How does Stewart Capital Mutual Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Stewart Capital Mutual Funds collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make deposits or withdrawals from your account

● Make a wire transfer

● Tell us where to send the money

● Tells us who receives the money

● Show your government-issued ID

● Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes –
information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Stewart Capital Mutual Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ● Stewart Capital Mutual Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Stewart Capital Mutual Funds does not jointly market.

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Stewart
C A P I T A L

877.420.4440
www.stewartcap.com

This material must be preceded or accompanied by a current Stewart Capital Mutual Funds prospectus.

Stewart Capital Mutual Funds are distributed by UMB Distribution Services, LLC.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

None.

Item 11. Controls and Procedures

(a)
The Registrant’s principal executive officer and principal financial officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the Registrant’s last fiscal half-year that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)	Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stewart Capital Mutual Funds

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
August 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
August 24, 2015

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
August 24, 2015